Independent Bank Corporation
3rd Quarter 2007 Earnings Conference Call — October 30, 2007

Overview of 3rd Quarter 2007 Results
Michael M. Magee, President and Chief Executive Officer

Safe Harbor Statement

This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects,” “intends,” “believes” and “should” which are necessarily statements of belief as to expected outcomes of future events. Actual results could materially differ from those contained in, or implied by such statements. Independent Bank Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

Financial Overview

	3Q07	2Q07	3Q06	9M'07	9M'06

Income from continuing
operations (millions)	$3.7	$0.1	$9.4	$7.7	$32.9

EPS - continuing operations	$0.16	$0.00	$0.40	$0.34	$1.41

ROA - continuing operations	0.45%	0.01%	1.09%	0.31%	1.29%

ROE - continuing operations	5.93%	0.17%	14.33%	4.05%	17.26%

Total assets (billions) at
period end	$3.26	$3.26	$3.47

Stockholders' equity
(millions) at period end	$244.4	$244.0	$260.4

Common shares
outstanding (millions)
at period end	22.65	22.64	22.85

3Q:07 — High-Level Overview

•	Strategic Achievements
–	Completed charter consolidation
–	Ongoing efforts to improve expense management underway
–	Returning to our community banking roots
–	Continued to build a brand presence in existing markets
–	Efforts to improve credit quality remain a top priority- focused on loan monitoring + portfolio management function

•	Operational Achievements
–	Net Interest Margin: Increased on a Y/Y and Q/Q basis
–	Continued strength in several categories of non-interest income

•	Strategic challenges
–	Michigan economy remains weak
–	Residential + commercial real estate markets value impacted by slowing demand, inventory build

•	Operational challenges
–	Asset quality and related increase in non-performing loans

Economic Headwinds Persist

•	U.S. economy facing near-term challenges.
–	Housing recession? U.S. housing starts hit a 14-year low in October 2007
–	Higher energy prices and depreciation of residential real estate assets may impact consumer spending, a key component of GDP
–	Consumer reliance on revolving credit could be impacted by tighter credit environment

•	Michigan economy remains one of the weakest in U.S.
–	Decline of manufacturing industry, particularly in Eastern MI
–	Job growth remains stagnant
–	Depreciation of both commercial and residential property values
–	Unfavorable business taxes and stringent labor laws
•	Impact to the regional banking industry. Slowing loan growth, weaker credit quality, increased credit costs; net interest margin pressure; competition in the regional banking market remains stiff

Bank Charter Consolidation

•	Charter consolidation completed. On September 15, 2007 we completed the consolidation of our four bank charters.

•	Regulatory status change. Independent Bank became a Federal Reserve Bank member (previously our four banks were “non-member” state chartered banks).

•	Net impact to IBCP associates. Excluding employees added with the TCF branch acquisition, at September 30, 2007 the total number of employees was down 163 (nearly 11%) since year-end 2006. This reduced number of employees includes about 40 fewer at Mepco due to sale of insurance premium finance business and 11 fewer at First Home Financial as this business was dissolved at the end of the second quarter.

Charter Consolidation — Expected Benefits

•	Streamlined operations and legal governance structure

•	Stronger risk management processes

•	More rapid development and deployment of new products and services

•	Improved productivity and resource utilization leading to $4-$5 million in estimated annual cost savings

3rd Quarter 2007 Financial Review
Robert N. Shuster, Executive Vice President and CFO

3rd Quarter 2007 Recap

•	Positive Factors
–	Net interest margin increased on a quarter-over-quarter and year-over-year basis
–	50 bps cut in the federal funds rate expected to have a modest positive impact on our future net interest margin
–	Balance sheet structured to benefit from further cuts in short-term rates and/or a steeper yield curve
–	Cost reduction initiatives led to 4.8% sequential quarterly decline in total non-interest expenses

•	Challenges
–	Credit costs
–	Asset quality diminished by an increase in non-performing loans; largely attributable to non-performing commercial loans and real estate mortgage loans
–	Weak Michigan economy

Tax Equivalent Net Interest Margin

9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.27%
7.46%
7.62%
7.60%
7.69%
7.74%
7.70%
7.75%
4.72%
4.64%
4.53%
4.26%
4.23%
4.23%
4.27%
4.31%
2.55%
2.82%
3.09%
3.34%
3.47%
3.51%
3.43%
3.44%
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
Yield on Earning Assets
Cost of Funds
Net Interest Margin

TE Net Interest Income

Net Interest Income ($ in 000's)
$34,000
$33,000
$32,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$33,436
$33,293
$31,568
$31,514
$31,209
$32,068
$31,881
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07

Non-Interest Income

Category ($ in 000's)	3Q07	2Q07	3Q06

Total non-interest income	12,529	12,773	10,721

Service charges - deposits	6,565	6,380	5,285

VISA check card income	1,287	1,292	870

Net gains - mortgage loan sales	1,094	1,238	1,115

Mortgage loan servicing fees	633	712	561

Mutual fund and annuity commissions	517	467	324

Non-Interest Expense

Category ($ in 000's)	3Q07	2Q07	3Q06

Total non-interest expense	28,372	29,801	23,350

Salaries (a)	9,771	10,776	9,483

Performance-based compensation	1,287	1,153	(140)

Amortization of intangible assets	934	935	600

Loan and collection	1,285	1,221	909

(a)     The third and second quarters of 2007 include $0.17 million and $0.95 million, respectively, of severance expense.

Provision for Loan Losses

Dollars in 000's
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,386
$2,511
$4,484
$7,963
$8,139
$14,893
$10,735
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07

Asset Quality Measures — Non-Performing Loans

Non-performing loans by loan type ($ in 000's)	9/30/07	6/30/07	12/31/06

Commercial (a)	52,003	32,697	21,624

Mortgage	21,354	18,346	12,954

Consumer	3,112	2,683	2,496

Finance receivables*	2,741	1,164	2,148

Total	$79,210	$54,890	$39,222

As a % of total loans	3.15%	2.20%	1.58%

(a) The 9/30/07 balance includes one relationship (consisting of three loans) totaling $8.4 million that was brought current on 10/5/07.	*Excludes discontinued operations

Allowance for Loan Losses

Allocation ($ in 000's)	9/30/07	6/30/07	12/31/06

Specific loan allocations	10,426	9,070	2,631

Adversely rated loans	13,321	10,905	9,303

Historical losses	9,946	10,089	7,482

Other factors/subjective	8,634	8,149	7,463

Total	$42,327	$38,213	$26,879

As a % of portfolio loans	1.69%	1.53%	1.08%

Asset Quality Measures — Net Loan Charge-Offs

Net loan charge-offs by loan type ($ in 000's)	3Q07	2Q07	1Q07

Commercial	3,893	5,478	1,900

Mortgage	1,819	945	760

Consumer	922	917	1,179

Finance receivables*	14	24	121

Total	$6,648	$7,364	$3,960

As a % of average loans	1.05%	1.18%	0.65%

*Excludes discontinued operations

Balance Sheet Overview

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Dollars - in billions
$2.36
$3.09
$3.36
$3.43
$3.36
$3.26
$3.26
$1.58
$1.62
$2.09
$2.06
$2.37
$2.47
$2.48
$2.60
$2.48
$2.90
$2.49
$2.79
$2.51
$2.72
12/31/03
12/31/04
12/31/05
12/31/2006
3/31/2007
6/30/2007
9/30/2007
Loans
Deposits
Total assets

IBCP — Cash Dividend Outlook

•	We view our dividend policy on a long-term basis and are confident that our elevated credit costs will eventually subside and we will more than earn our cash dividend.

•	Parent company liquidity is very strong, particularly following the Sept. 2007 issuance of $20 million in new trust preferred securities.

•	Our bank subsidiary remains “well capitalized.” Further, because we anticipate modest near-term asset growth, the down streaming of additional capital is not expected to be necessary.

•	Our Board of Directors will consider our Jan. 31, 2008 cash dividend at a regular Board meeting on Nov. 20, 2007. We fully expect to continue our 21 cents per share quarterly cash dividend.

3rd Quarter 2007 Credit Review
Stefanie M. Kimball, Executive Vice President and CLO

Commercial Loans Have Declined in 2007

	12/31/2003	12/31/2004	12/31/2005	12/31/2006	3/31/2007	6/30/2007	9/30/2007

North	$227,941	$270,917	$175,797	$178,542	$183,794	$181,196	$170,572

West	$144,555	$171,909	$304,652	$335,852	$338,084	$336,302	$332,130

South	$138,247	$171,047	$191,538	$211,986	$206,976	$211,730	$230,202

East & Thumb	$92,815	$317,378	$358,108	$357,541	$352,648	$350,541	$332,072

IBC	$603,558	$931,251	$1,030,095	$1,083,921	$1,081,502	$1,079,769	$1,064,976

Total Internal Watch Credits Continued to Rise
in the 3rd Quarter

30+ Delinquency on Accrual

*30+ delinquency includes an $8.4 million credit relationship brought current subsequent to 9/30/07. Delinquency adjusted for this relationship would have been down (dotted line).

Commercial Non-Accruals Continued to Rise
in the 3rd Quarter

Select Commercial Real Estate Loan Segments
have Contributed Disproportionately to the
Level of Watch Credits

IBC Total Commercial vs. Internal Watch Credit

9/ 30/ 2007

3.00%
5.41%
8.96%
17.37% of Total Portfolio
Vacant Land
Land Development
Construction
C&I
Owner Occupied
Income Producing
C&I
Vacant Land
10.71%
Land Development
17.48%
40.57%
Owner Occupied
Income Producing
Construction
12.38%

Previous High Growth Markets Slowed Dramatically
Creating a Higher Percentage of Watch Credits

Geographic Diversity - Total Portfolio vs. Watch Credits at 9/30/07

North West 2%
32% of Total Portfolio
Thumb
6%
Bay City & N/E
16%
S/E MI
30%
South West
25%
South Central
21%
42% of Total
Watch Credits
Thumb
6%
North
West
5%
Bay City & N/E
15%
S/E MI
37%
South West
19%
South Central
18%

Factors Impacting Current Credit Quality

•	Michigan’s economic environment continues to challenge businesses in the State, particularly those dependent upon the sale of residential real estate.

•	Significant commercial real estate de-valuations have been experienced.

•	Most of IBC’s commercial real estate exposure in these segments has already been placed on watch status.

•	We have implemented industry proven and internal best practice credit processes across the regions with charter consolidation.

•	Geographic diversification within the State mitigates the stress currently experienced in SE Michigan.

•	Strategic initiatives to grow other segments of the commercial loan portfolio are underway, enhancing the portfolio’s industry diversification.

Credit Quality Best Practices in Place to Weather the “Credit Storm”

•	Quarterly Watch Process to proactively manage higher risk loans is in place.

•	Risk Ratings are independently assigned and structure recommendations made upfront by Credit Officers.

•	A Special Assets Group has been assembled to provide more effective management of our most troubled loans. A select group of law firms supports the team, providing professional advice and systemic feedback.

•	Loan Review provides portfolio/individual loan feedback to evaluate the effectiveness of processes by market.

•	Accountability is ensured with management by objectives for each Lender and Senior Lender that emphasize credit quality in addition to growth and profitability.

•	Risk Based Pricing will be enhanced with improvements underway to our pricing model.

•	Collateral Monitoring enhancements are being implemented for both Commercial Real Estate and C & I Lending.

•	Portfolio Concentrations are monitored with select loan types encouraged.

•	Leading Edge Underwriting Technology platform has been implemented with future phases planned to deliver enhanced monitoring.

Initiatives in Process to Enhance the Client Experience

•	Dedicated relationship managers in each market utilize a community banking approach to provide a comprehensive spectrum of banking services: “Small enough to know you, Large enough to serve you”

•	We are implementing streamlined underwriting and loan approval processes to improve our level of efficiency in serving clients. We will further enhance these processes with our new technology.

•	We are designing enhanced documentation processes to improve the client closing experience.

Q & A

Michael M. Magee, Jr.
President and Chief Executive Officer

Robert N. Shuster
Executive Vice President and
Chief Financial Officer

Stefanie M. Kimball
Executive Vice President and
Chief Lending Officer

Thank you for participating in the conference call.